UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service: Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to: John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: June 30, 2006

Date of reporting period: July 1, 2005—June 30, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Growth and Income Fund

6|30|06

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam International Growth and Income Fund

6| 30| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	53
Brokerage commissions	54
About the Trustees	55
Officers	61

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Over the last two months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets in May and June as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the first four months of 2006.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. These higher rates are bringing business borrowing costs closer to the rate of return available from investments. At some point, this could mean that economic growth may, indeed, slow somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

The recent correction has brought valuations back to attractive levels and created opportunities in a wide array of markets and sectors. You can be assured that the investment professionals managing your fund are working to take advantage of these opportunities as they arise. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

2

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, who has been an independent Trustee of the Putnam funds since 1997. We thank him for his service. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Growth and Income Fund: a value approach to international investing

As a shareholder of Putnam International Growth and Income Fund, you are positioning some of your money in companies outside the United States that Putnam Management believes will benefit from positive changes. While investors should remember that international investing involves economic, political, and currency risks, the fund lets you take advantage of the capital appreciation potential of international companies that are changing to compete in a dynamic global economy.

The fund follows a value strategy to identify undervalued large and midsize international companies considered likely to benefit from positive business changes that can enhance shareholder value. Several Putnam investment teams have pursued this strategy with U.S. stocks, looking for those that offer a combination of “cheapness and change.”

International markets provide a vibrant setting for two types of corporate change —industry deregulation and the privatization of state-owned enterprises. Deregulation gives many large companies greater growth potential, while privatization may allow investors to become shareholders in companies formerly owned by a government.

Other examples of change include corporate restructurings to cut costs and shed unproductive units, which have been particularly prominent in Europe and Japan. Mergers and acquisitions can also help increase shareholder value. To identify and analyze these opportunities, the fund’s management team relies on Putnam’s proprietary research. This research is generated by Putnam analysts based in Boston, as well as in London and Tokyo for better access to information about international markets and companies. Also, Putnam’s value

Market integration and corporate strategies focused
on shareholder value have enhanced value investment
opportunities since the fund launched in 1996.

approach includes a disciplined process for selling stocks that the management team believes are fully valued in an effort to reduce the risk of owning overpriced securities.

Putnam International Growth and Income Fund combines the potential benefits of international investing with Putnam’s value strategy. Since 1996, the fund has pursued the capital appreciation potential of undervalued companies in international markets that have undertaken positive changes to compete in the global economy.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

A rising equity culture fuels the growth of international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term finan-cial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, Slovenia established a stock exchange, followed by Hungary, China, and more than five other nations by 1992.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Putnam International Growth and Income Fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.

Highlights

* For the 12 months ended June 30, 2006, Putnam International Growth and Income Fund’s class A shares returned 28.23% without sales charges.

* Over the same period, the fund’s benchmark, the S&P/Citigroup World Ex-U.S. Value Primary Market Index, returned 29.10% .

* The average return for the fund’s Lipper category, International Large-Cap Value Funds, was 27.69% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 6/30/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 8/1/96)	10.22%	9.63%	162.35%	148.64%

5 years	10.63	9.44	65.71	57.01

3 years	24.17	21.97	91.43	81.44

1 year	28.23	21.47	28.23	21.47

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

6

Report from the fund managers

The year in review

During your fund’s fiscal year, non-U.S. stocks continued to be the best-performing asset class. Due in part to this strong tailwind, class A shares of the fund posted a return of 28.23% at net asset value (NAV, or without sales charges). These results slightly lagged those of the fund’s benchmark, which we attribute primarily to an underweight position in Japanese financial stocks, relative to the benchmark. We believed these stocks were too highly valued and thus offered less upside opportunity than stocks in other regions, such as Korean and European financial stocks, which we emphasized. However, growth in Japanese consumer loans drove a credit-cycle upswing in that country, and Japanese financials performed better than we had anticipated. Elsewhere, though, the fund’s positioning in regions, sectors, and individual stocks generally resulted in strong absolute returns and enabled the fund to outperform the average for its Lipper category, based on results at NAV. Because all of the fund’s non-U.S. dollar positions were hedged, fluctuations in currency valuations did not have a material effect on the fund’s performance.

Market overview

Global economies expanded at healthy rates over the year, with most non-U.S. markets, particularly the emerging markets, gaining substantially. As in the past several years, international stocks outperformed their domestic counterparts. Energy and commodity prices hit multi-year highs, fueled by this economic expansion as well as extraordinary demand from China and India. In the United States, the Fed raised short-term interest rates eight times during the fund’s fiscal year, bringing it to 5.25% as of the end of the period. The U.S. central bank was not alone; the European Central bank (ECB) also raised short-term interest rates three times during the period and pledged continued vigilance in maintaining price stability over the European region. The Japanese Central Bank signaled that it would stop its policy of “quantitative easing” — a policy it had

7

undertaken to help stave off deflation. This announcement came after employment rates had improved, savings rates increased, and prices had gained some stability. These factors indicated that Japan’s economic development was taking a positive turn. The pace of merger-and-acquisitions (M&A) activity increased around the globe, and markets became newly flush with private equity that had formerly been sitting on the sidelines —further evidence that international markets are in a growth cycle.

In the United States, a slowdown in consumer spending became a concern, along with what many investors interpreted as signs of a slowdown in the U.S. housing market. The value of the U.S. dollar versus other major currencies fluctuated widely during the period, and ended the year down against the Japanese yen and the euro.

Strategy overview

As a rule, your fund’s management team looks for what we consider the most compelling value opportunities among international markets. During the period, we also sought to position the fund to benefit from global economic expansion and increased capital spending. In particular, we favored indirect exposure to the growing economies of China and India, because, in our opinion, the stocks of those markets were too expensive for a value-oriented fund. The portfolio emphasized the basic materials, capital

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/06.

Equities
S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)	29.10%

S&P 500 Index (broad stock market)	8.63%

Russell 1000 Value Index (large-company value stocks)	12.10%

Russell Midcap Growth Index (midsize-company growth stocks)	13.04%

Bonds
Lehman Government Bond Index (U.S. Treasury and agency securities)	-1.16%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	5.07%

Lehman Credit Index (corporate bonds)	-2.06%

8

goods, consumer cyclicals, technology, and energy sectors. We focused on regions and companies that are targeting the nascent middle class in emerging economies. We also emphasized commodities and the companies that provided them because the tremendous boom in infrastructure spending, particularly in China and other emerging economies, created such burgeoning demand. Additionally, we continued to focus on the capital goods sector as corporate cash flows and profitability spurred demand for technology, machinery, and industrial equipment. Furthermore, we believed that global consumer markets would provide a healthy environment for the fund’s cyclical holdings to perform well.

However, pockets of weakness in Europe, particularly the U.K., hurt relative returns in this sector. In Continental Europe, we established overweight positions, relative to the benchmark, in companies we believed might undergo restructuring or be targeted for acquisition.

Compared to the benchmark, the fund held underweight positions in the utilities, consumer staples, and communications services sectors. We struggled to find valuation support and positive catalysts in these sectors. We focused our efforts on companies that appeared likely to benefit from consolidation trends or companies we believed were likely to return cash to shareholders by way of share repurchases and dividend payments.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

Your fund’s holdings

Credit Suisse Group, a leader in global financial services and a core holding in the portfolio, again contributed substantially to results. We built this position when, in our view, the market had underestimated the franchise value of the firm. The company has continued to diversify its operations, in terms of product mix and region. These improvements have allowed it to profit during various cycles and management teams. In particular, the private bank franchise continues to exceed analysts’ expectations with regard to earnings. In addition, the company recently announced an aggressive share buyback program. We continue to view Credit Suisse Group as a top holding within the portfolio.

Xstrata is a diversified mining company with operations in Europe, South America, Africa, and Australia. It focuses on coal, copper, zinc, gold, and silver. We added to the fund’s position over the course of the year as it became clear that growth in China and other emerging markets would lead to excess demand, which, when coupled with increasingly tight supply, implied a sharp rise in commodity prices. In our view, the market did not fully recognize industry capacity constraints, which we believed would drive higher-than-expected growth. As commodity prices moved to multi-year highs, the stock outperformed by a wide margin, but also began to look less attractive from a valuation perspective. We trimmed the

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 6/30/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry
HSBC Holdings PLC (2.8%)	United Kingdom	Banking

Royal Bank of Scotland Group PLC (2.6%)	United Kingdom	Banking

Credit Suisse Group (2.6%)	Switzerland	Investment banking/brokerage

BNP Paribas SA (2.5%)	France	Banking

ING Groep NV (2.4%)	Netherlands	Insurance

Vodafone Group PLC (2.4%)	United Kingdom	Telecommunications

Barclays PLC (2.1%)	United Kingdom	Banking

Deutsche Bank AG (2.0%)	Germany	Investment banking/brokerage

Matsushita Electric Industrial Co. (1.9%)	Japan	Consumer cyclicals

Axa SA (1.9%)	France	Insurance

10

fund’s holdings toward the end of the fund’s fiscal year, but retained an active position.

Another key contributor to performance, Japan-based Daito Trust Construction, provides construction, building maintenance, and real estate services to land owners in Japan. The company benefits from an aggressive sales force that markets comprehensive services, working with clients from design and planning straight through to construction, tenant recruitment, and property management. The company generated strong returns on capital and cash flow yield above the sector average, which enabled both payment of dividends and share repurchases. We believe Daito’s prospects are very favorable and this stock remains a core holding in the portfolio. The stock outperformed the market over the past year.

Shares of Toyo Suisan, a Japanese food products company, detracted from fund performance over the period. Over the past year, this leader in the Japanese seafood and noodle market faced stiff price competition and increasing raw materials costs. These factors squeezed the company’s margins more than we had anticipated. However, we believe that global expansion and cost reductions will continue to support its earnings growth. Expansion into North American markets has gone very well and management is focused on achieving competitive pricing both domestically and internationally. In our view, the stock remained attractive at current valuations as of the end of the reporting period.

Shares of Adidas, the German athletic footwear and apparel company, also detracted from fund performance over the fiscal year. Our research indicated that Adidas’ valuation was compelling and numerous catalysts appeared poised to contribute to its future growth. We believe that the expanding middle class in many emerging economies will provide new markets for branded goods and subsequent growth. In addition, Adidas’ sponsorship of the World Cup boosted its brand exposure, particularly with the European base. However, the company recently acquired former rival Reebok. Evidence suggests that the integration challenge was more daunting than originally expected, which has weighed on earnings. We anticipate that Adidas’ integration of Reebok will improve and the company will soon capitalize on its new markets for organic growth.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

11

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our outlook for international stocks remains constructive. Despite recent corrections, we are confident that emerging economies will continue to build and develop their infrastructures and drive demand for capital goods and commodities. Furthermore, we believe the nascent middle class in many of these countries will continue to support consumer cyclicals stocks, despite concerns that the formerly robust spending of U.S. consumers is waning. We see continued strength among Japanese consumers; indeed, economic growth forecasts for Japan continue to rise above expectations. In Europe, we believe an equity culture is developing as many companies are streamlining their operations and cutting unnecessary structural rigidities to better compete on the world stage. The influx of private equity and heightened M&A activity continue to drive these changes. Over the next 12 months, we anticipate a further decline in the value of the U.S. dollar, relative to other major currencies. If we are correct, this should provide a tailwind for international equities.

Our investment process remains focused on finding better opportunities for value outside of North America. We believe that recent market volatility has presented us with many new and attractive opportunities to recognize value over the next year. As always, we are committed to helping you achieve your financial goals by providing a well-diversified, value-oriented international fund to complement your portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

12

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	162.35%	148.64%	143.23%	143.23%	144.12%	144.12%	149.52%	141.32%	155.92%	166.92%
Annual average	10.22	9.63	9.38	9.38	9.42	9.42	9.66	9.30	9.95	10.41

5 years	65.71	57.01	59.50	57.50	59.68	59.68	61.52	56.34	63.68	68.29
Annual average	10.63	9.44	9.79	9.51	9.81	9.81	10.06	9.35	10.36	10.97

3 years	91.43	81.44	87.28	84.28	87.26	87.26	88.66	82.47	90.06	93.09
Annual average	24.17	21.97	23.26	22.60	23.26	23.26	23.56	22.20	23.87	24.52

1 year	28.23	21.47	27.31	22.31	27.29	26.29	27.67	23.52	28.03	28.69

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

13

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $24,323 and $24,412, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $24,132 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $25,592 and $26,692, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 6/30/06

	S&P/Citigroup World	Lipper International
	Ex-U.S. Value Primary	Large-Cap Value Funds
	Market Index	category average*

Life of fund	137.73%	117.09%
Annual average	9.13	8.02

5 years	79.02	57.81
Annual average	12.35	9.48

3 years	103.24	89.01
Annual average	26.67	23.53

1 year	29.10	27.69

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and life-of-fund periods ended 6/30/06, there were 19, 18, 14, and 8 funds, respectively, in this Lipper category.

14

Fund price and distribution information
For the 12-month period ended 6/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.161		$0.043	$0.070	$0.093		$0.154	$0.190

Capital gains	—		—	—	—		—	—

Total	$0.161		$0.043	$0.070	$0.093		$0.154	$0.190

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/05	$11.68	$12.33	$11.45	$11.57	$11.61	$12.00	$11.63	$11.71

6/30/06	14.80	15.62	14.53	14.65	14.72	15.21	14.72	14.86

15

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from January 1, 2006, to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.13	$ 11.01	$ 11.01	$ 9.72	$ 8.43	$ 5.83

Ending value (after expenses)	$1,099.60	$1,095.00	$1,094.90	$1,096.10	$1,097.70	$1,100.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2006, use the calculation method below. To find the value of your investment on January 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.85	$ 10.59	$ 10.59	$ 9.35	$ 8.10	$ 5.61

Ending value (after expenses)	$1,018.00	$1,014.28	$1,014.28	$1,015.52	$1,016.76	$1,019.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Average annualized expense
ratio for Lipper peer group†	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

17

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam International Growth
and Income Fund	94%	62%	71%	67%	143%

Lipper International Large-Cap
Value Funds category average	59%	67%	97%	106%	127%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 6/30/06.

18

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

19

Your fund’s management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Darren Jaroch is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 6/30/05.

Trustee and Putnam employee fund ownership

As of June 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$179,000	$ 87,000,000

Putnam employees	$5,546,000	$421,000,000

20

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $860,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Pamela Holding and Darren Jaroch are not Portfolio Leaders or Portfolio Members of any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended June 30, 2006, Darren Jaroch became a Portfolio Member of your fund. In addition, Portfolio Member Frederick Copper left your fund’s management team.

21

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*

Chief Technology Officer	2005							*

Joshua Brooks	2006							*

Deputy Head of Investments	2005							*

William Connolly	2006							*

Head of Retail Management	N/A

Kevin Cronin	2006							*

Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*

President and CEO	2005							*

Amrit Kanwal	2006						*

Chief Financial Officer	2005						*

Steven Krichmar	2006						*

Chief of Operations	2005							*

Francis McNamara, III	2006							*

General Counsel	2005							*

Richard Robie, III	2006						*

Chief Administrative Officer	2005						*

Edward Shadek	2006							*

Deputy Head of Investments	2005							*

Sandra Whiston	2006						*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 6/30/05.

22

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

23

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

24

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

25

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective

26

management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

27

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

40th	39th	27th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 19, 17, and 14 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one-, five- and ten-year periods ended June 30, 2006 , were 40%, 37%, and 27%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 8 out of 19, 7 out of 18, and 4 out of 14 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

28

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

29

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

30

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth and Income Fund (the “fund”) at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts August 11, 2006

32

The fund’s portfolio 6/30/06

COMMON STOCKS (98.8%)*

	Shares	Value

Aerospace and Defense (1.0%)
European Aeronautic Defense and Space Co. (Netherlands)	229,044	$6,577,024
European Aeronautic Defense and Space Co. 144A (Netherlands)	66,390	1,906,396
		8,483,420

Airlines (1.6%)
British Airways PLC (United Kingdom) †	1,128,449	7,152,647
Singapore Airlines, Ltd. (Singapore)	884,000	7,101,075
		14,253,722

Automotive (4.8%)
Bayerische Motoren Werke (BMW) AG (Germany)	107,100	5,345,644
Hyundai Motor Co. (South Korea)	60,140	5,111,012
Nissan Motor Co., Ltd. (Japan)	791,600	8,657,043
Renault SA (France)	101,942	10,947,959
Suzuki Motor Corp. (Japan)	546,900	11,842,323
		41,903,981

Banking (23.8%)
ABN AMRO Holding NV (Netherlands)	527,820	14,434,354
Bank of Ireland PLC (Ireland)	747,897	13,338,799
Barclays PLC (United Kingdom)	1,640,565	18,643,296
BNP Paribas SA (France)	229,771	21,988,102
Credit Agricole SA (France)	316,274	12,029,600
Daegu Bank (South Korea)	334,680	5,999,114
HSBC Holdings PLC (United Kingdom)	1,387,791	24,419,695
IntesaBCI SpA (Italy)	1,077,872	6,311,512
Iyo Bank Ltd. (The) (Japan)	576,000	5,669,291
KBC Groupe SA (Belgium)	81,661	8,759,461
Mizuho Financial Group, Inc. (Japan)	1,182	10,020,630
National Bank of Greece SA (Greece)	258,615	10,210,141
Pusan Bank (South Korea)	293,800	3,748,397
Royal Bank of Scotland Group PLC (United Kingdom)	684,470	22,505,753
Societe Generale (France)	107,857	15,857,945
UniCredito Italiano SpA (Italy)	1,827,970	14,361,232
		208,297,322

Basic Materials (1.8%)
Teck Comico, Ltd. Class B (Canada)	160,800	9,687,339
Xstrata PLC (London Exchange) (Switzerland)	158,567	6,011,378
		15,698,717

Chemicals (1.2%)
BASF AG (Germany)	134,157	10,761,148

33

COMMON STOCKS (98.8%)* continued

	Shares	Value

Commercial and Consumer Services (1.1%)
GS Holdings Corp. (South Korea)	117,590	$3,694,836
Macquarie Infrastructure Group (Australia)	2,329,185	5,812,416
		9,507,252

Computers (—%)
Lite-On Technology Corp. (Taiwan)	76,000	112,573

Conglomerates (1.8%)
Investor AB Class B (Sweden)	319,600	5,858,194
Vivendi SA (France)	281,671	9,867,189
		15,725,383

Construction (1.5%)
Aker Kvaerner ASA (Norway)	70,700	6,637,751
Holcim, Ltd. (Switzerland)	83,287	6,372,166
		13,009,917

Consumer Cyclicals (1.9%)
Matsushita Electric Industrial Co., Ltd. (Japan)	787,000	16,628,215

Consumer Finance (1.1%)
Acom Co., Ltd. (Japan)	80,050	4,349,173
Sanyo Shinpan Finance Co., Ltd. (Japan)	95,500	4,862,730
		9,211,903

Consumer Goods (0.8%)
Reckitt Benckiser PLC (United Kingdom)	193,469	7,227,201

Distribution (0.6%)
Canon Sales Co., Inc. (Japan)	253,000	5,223,797

Electric Utilities (1.9%)
Chubu Electric Power, Inc. (Japan)	166,800	4,509,291
E.On AG (Germany)	102,925	11,843,065
		16,352,356

Electrical Equipment (1.4%)
Brother Industries, Ltd. (Japan)	408,000	4,026,457
Schneider Electric SA (France)	77,458	8,070,949
		12,097,406

Electronics (4.3%)
Hynix Semiconductor, Inc. (South Korea) †	127,880	4,146,257
Hynix Semiconductor, Inc. GDR 144A (South Korea) †	28,905	905,305
Omron Corp. (Japan)	439,500	11,208,596
Rohm Co., Ltd. (Japan)	67,700	6,059,239
Samsung Electronics Co., Ltd. (South Korea)	6,837	4,347,017
STMicroelectronics NV (Switzerland)	372,194	5,990,952
United Microelectronics Corp. (Taiwan)	8,666,000	5,193,389
		37,850,755

34

COMMON STOCKS (98.8%)* continued

	Shares	Value

Engineering & Construction (3.8%)
Daito Trust Construction Co., Ltd. (Japan)	237,900	$13,195,853
Shimizu Corp. (Japan)	1,754,000	9,836,518
Skanska AB Class B (Sweden)	688,800	10,616,936
		33,649,307

Food (1.9%)
Nestle SA (Switzerland)	26,287	8,242,188
Toyo Suisan Kaisha, Ltd. (Japan)	536,000	8,403,430
		16,645,618

Gaming & Lottery (1.8%)
Ladbrokes PLC (United Kingdom)	909,318	6,852,527
Sankyo Co., Ltd. (Japan)	134,700	8,567,533
		15,420,060

Homebuilding (1.2%)
Barratt Developments PLC (United Kingdom)	608,176	10,662,155

Insurance (6.2%)
Allianz AG (Germany)	79,572	12,558,914
Axa SA (France)	502,960	16,500,262
ING Groep NV (Netherlands)	532,213	20,909,747
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	32,337	4,418,724
		54,387,647

Investment Banking/Brokerage (6.1%)
Credit Suisse Group (Switzerland)	401,464	22,421,930
Deutsche Bank AG (Germany)	156,733	17,625,701
Nomura Securities Co., Ltd. (Japan)	500,300	9,388,832
Spark Infrastructure Group (Australia)	4,401,951	3,694,342
		53,130,805

Metals (4.1%)
China Steel Corp. (Taiwan)	2,770,000	2,746,726
JFE Holdings, Inc. (Japan)	150,800	6,398,775
Nippon Steel Corp. (Japan)	1,563,000	5,921,076
POSCO (South Korea)	55,285	14,835,547
Rautaruukki OYJ (Finland)	26,650	804,781
Zinifex, Ltd. (Australia)	733,926	5,461,770
		36,168,675

Natural Gas Utilities (0.8%)
Tokyo Gas Co., Ltd. (Japan)	1,422,000	6,705,669

Oil & Gas (7.4%)
Norsk Hydro ASA (Norway)	296,125	7,855,027
MOL Magyar Olaj- es Gazipari Rt. (Hungary)	46,057	4,733,036
OAO Gazprom ADR (Russia)	93,572	3,934,703
Petroleo Brasileiro SA ADR (Brazil)	97,945	8,747,468
Repsol YPF SA (Spain)	308,122	8,820,182

35

COMMON STOCKS (98.8%)* continued

	Shares	Value

Oil & Gas continued
Royal Dutch Shell PLC Class B (Netherlands)	302,436	$10,576,266
SK Corp. (South Korea)	99,160	6,377,857
Technip SA (France)	138,655	7,675,809
TonenGeneral Sekiyu KK (Japan)	558,000	5,741,102
		64,461,450

Pharmaceuticals (2.8%)
Daiichi Sankyo Co., Ltd. (Japan)	297,100	8,187,795
Ono Pharmaceutical Co., Ltd. (Japan)	168,100	8,191,750
Tanabe Seiyaku Co., Ltd. (Japan)	663,000	8,167,139
		24,546,684

Photography/Imaging (0.8%)
Konica Corp. (Japan)	582,500	7,364,064

Publishing (1.1%)
Dai Nippon Printing Co., Ltd. (Japan)	599,000	9,275,853

Railroads (1.0%)
East Japan Railway Co. (Japan)	1,179	8,767,717

Retail (2.9%)
Adidas-Salomon AG (Germany)	130,496	6,281,493
Lawson, Inc. (Japan)	243,100	8,869,003
Onward Kashiyama Co., Ltd. (Japan)	351,000	5,407,795
Wal-Mart de Mexico SA de CV Ser. V (Mexico)	1,720,400	4,833,312
		25,391,603

Telecommunications (3.8%)
France Telecom SA (France)	315,794	6,786,914
Koninklijke (Royal) KPN NV (Netherlands)	548,467	6,163,680
Vodafone Group PLC (United Kingdom)	9,718,501	20,713,219
		33,663,813

Telephone (1.3%)
Belgacom SA (Belgium)	150,171	4,978,385
Hellenic Telecommunication Organization (OTE) SA (Greece) †	304,720	6,708,645
		11,687,030

Tobacco (1.2%)
Japan Tobacco, Inc. (Japan)	2,960	10,798,950

TOTAL INVESTMENTS
Total investments (cost $764,296,086)		$865,072,168

36

* Percentages indicated are based on net assets of $875,642,857.

† Non-income-producing security.

At June 30, 2006, liquid assets totaling $3,000,875 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

Distribution of investments by country of issue at June 30, 2006: (as a percentage of Portfolio Value)

Australia	1.7%
Belgium	1.6
Brazil	1.0
Canada	1.1
France	12.7
Germany	8.0
Greece	2.0
Ireland	1.5
Italy	2.4
Japan	28.0
Netherlands	7.0
Norway	1.7
South Korea	5.7
Spain	1.0
Sweden	1.9
Switzerland	5.7
United Kingdom	13.7
Other	3.3

Total	100%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/06 (aggregate face value $141,692,616)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$28,173,342	$27,794,773	7/19/06	$ 378,569
British Pound	43,216,179	43,281,918	9/20/06	(65,739)
Canadian Dollar	54,030,042	52,430,688	7/19/06	1,599,354
Swedish Krona	2,397,943	2,405,733	9/20/06	(7,790)
Swiss Franc	15,764,175	15,779,504	9/20/06	(15,329)

Total				$1,889,065

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/06 (aggregate face value $141,949,206)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$53,757,910	$53,853,437	9/20/06	$ 95,527
Japanese Yen	79,979,566	80,988,326	8/16/06	1,008,760
Norwegian Krone	6,843,330	7,107,443	9/20/06	264,113

Total				$1,368,400

The accompanying notes are an integral part of these financial statements.

37

Statement of assets and liabilities 6/30/06

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $764,296,086)	$865,072,168

Foreign currency (cost $1,016,602) (Note 1)	1,016,216

Dividends, interest and other receivables	1,770,055

Receivable for shares of the fund sold	1,128,985

Receivable for securities sold	30,423,866

Receivable for open forward currency contracts (Note 1)	3,980,140

Receivable for closed forward currency contracts (Note 1)	360,076

Foreign tax reclaim receivable	482,108

Total assets	904,233,614

LIABILITIES
Payable to subcustodian (Note 2)	3,948,537

Payable for securities purchased	19,983,251

Payable for shares of the fund repurchased	1,111,365

Payable for compensation of Manager (Note 2)	1,345,496

Payable for investor servicing and custodian fees (Note 2)	228,559

Payable for Trustee compensation and expenses (Note 2)	109,062

Payable for administrative services (Note 2)	4,587

Payable for distribution fees (Note 2)	567,653

Payable for open forward currency contracts (Note 1)	722,675

Payable for closed forward currency contracts (Note 1)	432,851

Other accrued expenses	136,721

Total liabilities	28,590,757

Net assets	$875,642,857

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$709,120,713

Undistributed net investment income (Note 1)	13,674,700

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	48,759,872

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	104,087,572

Total — Representing net assets applicable to capital shares outstanding	$875,642,857

(Continued on next page)

38

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($623,921,265 divided by 42,152,359 shares)**	$14.80

Offering price per class A share
(100/94.75 of $14.80)*	$15.62

Net asset value and offering price per class B share
($178,818,067 divided by 12,304,050 shares)**	$14.53

Net asset value and offering price per class C share
($34,943,418 divided by 2,384,953 shares)**	$14.65

Net asset value and redemption price per class M share
($17,889,042 divided by 1,215,131 shares)	$14.72

Offering price per class M share
(100/96.75 of $14.72)*	$15.21

Net asset value, offering price and redemption price per class R share
($433,265 divided by 29,431 shares)	$14.72

Net asset value, offering price and redemption price per class Y share
($19,637,800 divided by 1,321,824 shares)	$14.86

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

39

Statement of operations Year ended 6/30/06

INVESTMENT INCOME
Dividends (net of foreign tax of $2,155,690)	$ 23,894,472

Interest (including interest income of $273,740
from investments in affiliated issuers) (Note 5)	277,702

Securities lending	9,952

Total investment income	24,182,126

EXPENSES
Compensation of Manager (Note 2)	6,054,843

Investor servicing fees (Note 2)	2,170,028

Custodian fees (Note 2)	851,927

Trustee compensation and expenses (Note 2)	50,687

Administrative services (Note 2)	28,866

Distribution fees - Class A (Note 2)	1,309,108

Distribution fees - Class B (Note 2)	2,029,838

Distribution fees - Class C (Note 2)	308,274

Distribution fees - Class M (Note 2)	125,921

Distribution fees - Class R (Note 2)	1,349

Other	347,082

Non-recurring costs (Notes 2 and 6)	10,394

Costs assumed by Manager (Notes 2 and 6)	(10,394)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(428,317)

Total expenses	12,849,606

Expense reduction (Note 2)	(266,751)

Net expenses	12,582,855

Net investment income	11,599,271

Net realized gain on investments (Notes 1 and 3)	142,000,118

Net realized gain on foreign currency transactions (Note 1)	2,263,927

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	3,320,806

Net unrealized appreciation of investments during the year	29,394,037

Net gain on investments	176,978,888

Net increase in net assets resulting from operations	$188,578,159

The accompanying notes are an integral part of these financial statements.

40

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	6/30/06	6/30/05

Operations:
Net investment income	$ 11,599,271	$ 7,197,326

Net realized gain on investments
and foreign currency transactions	144,264,045	64,007,451

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	32,714,843	6,007,678

Net increase in net assets resulting from operations	188,578,159	77,212,455

Distributions to shareholders: (Note 1)

From net investment income

Class A	(5,989,810)	(2,756,273)

Class B	(658,270)	(541,431)

Class C	(157,376)	(62,416)

Class M	(113,041)	(62,306)

Class R	(2,805)	(185)

Class Y	(252,305)	(160,866)

Redemption fees (Note 1)	21,935	55,916

Increase (decrease) from capital share transactions (Note 4)	(1,706,218)	7,748,967

Total increase in net assets	179,720,269	81,433,861

NET ASSETS
Beginning of year	695,922,588	614,488,727

End of year (including undistributed net investment
income of $13,674,700 and $6,985,110, respectively)	$875,642,857	$695,922,588

The accompanying notes are an integral part of these financial statements.

41

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value(%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2006	$11.68	.24(d,e)	3.04	3.28	(.16)	(.16)	—(g)	$14.80	28.23	$623,921	1.39(d,e)	1.76(d,e)	94.24
June 30, 2005	10.39	.16(d,f)	1.22	1.38	(.09)	(.09)	—(g)	11.68	13.27	416,868	1.38(d)	1.46(d,f)	62.40
June 30, 2004	7.99	.08(d)	2.45	2.53	(.13)	(.13)	—(g)	10.39	31.80	313,716	1.45(d)	.89(d)	71.43
June 30, 2003	8.77	.10	(.78)	(.68)	(.10)	(.10)	—	7.99	(7.67)	329,904	1.41	1.33	66.54
June 30, 2002	9.39	.09	(.68)	(.59)	(.03)	(.03)	—	8.77	(6.25)	409,602	1.34	1.03	142.72

CLASS B
June 30, 2006	$11.45	.10(d,e)	3.02	3.12	(.04)	(.04)	—(g)	$14.53	27.31	$178,818	2.14(d,e)	.75(d,e)	94.24
June 30, 2005	10.21	.06(d,f )	1.20	1.26	(.02)	(.02)	—(g)	11.45	12.38	216,063	2.13(d)	.54(d,f)	62.40
June 30, 2004	7.85	.02(d)	2.40	2.42	(.06)	(.06)	—(g)	10.21	30.89	250,712	2.20(d)	.13(d)	71.43
June 30, 2003	8.62	.04	(.78)	(.74)	(.03)	(.03)	—	7.85	(8.51)	241,768	2.16	.56	66.54
June 30, 2002	9.26	.02	(.66)	(.64)	—	—	—	8.62	(6.91)	310,734	2.09	.28	142.72

CLASS C
June 30, 2006	$11.57	.13(d,e)	3.02	3.15	(.07)	(.07)	—(g)	$14.65	27.29	$34,943	2.14(d,e)	.96(d,e,)	94.24
June 30, 2005	10.32	.08(d,f)	1.20	1.28	(.03)	(.03)	—(g)	11.57	12.39	26,519	2.13(d)	.67(d,f )	62.40
June 30, 2004	7.93	.01(d)	2.44	2.45	(.06)	(.06)	—(g)	10.32	30.89	22,267	2.20(d)	.13(d)	71.43
June 30, 2003	8.70	.05	(.78)	(.73)	(.04)	(.04)	—	7.93	(8.37)	24,062	2.16	.62	66.54
June 30, 2002	9.35	.03	(.68)	(.65)	—(g)	—	—	8.70	(6.94)	25,717	2.09	.31	142.72

CLASS M
June 30, 2006	$11.61	.16(d,e)	3.04	3.20	(.09)	(.09)	—(g)	$14.72	27.67	$17,889	1.89(d,e)	1.15(d,e)	94.24
June 30, 2005	10.35	.09(d,f)	1.22	1.31	(.05)	(.05)	—(g)	11.61	12.62	15,053	1.88(d)	.85(d,f)	62.40
June 30, 2004	7.95	.03(d)	2.45	2.48	(.08)	(.08)	—(g)	10.35	31.22	14,486	1.95(d)	.35(d)	71.43
June 30, 2003	8.72	.06	(.78)	(.72)	(.05)	(.05)	—	7.95	(8.20)	17,950	1.91	.80	66.54
June 30, 2002	9.36	.04	(.67)	(.63)	(.01)	(.01)	—	8.72	(6.75)	24,751	1.84	.52	142.72

CLASS R
June 30, 2006	$11.63	.26(d,e)	2.98	3.24	(.15)	(.15)	—(g)	$14.72	28.03	$433	1.64(d,e)	1.89(d,e)	94.24
June 30, 2005	10.39	.27(d,f)	1.06	1.33	(.09)	(.09)	—(g)	11.63	12.83	129	1.63(d)	2.34(d,f )	62.40
12/1/03† - 6/30/04	9.31	.12(d)	1.09	1.21	(.13)	(.13)	—(g)	10.39	13.06*	1	1.00*(d)	.59*(d)	71.43

CLASS Y
June 30, 2006	$11.71	.25(d,e)	3.09	3.34	(.19)	(.19)	—(g)	$14.86	28.69	$19,638	1.14(d,e)	1.86(d,e)	94.24
June 30, 2005	10.42	.20(d,f)	1.20	1.40	(.11)	(.11)	—(g)	11.71	13.42	21,292	1.13(d)	1.79(d,f )	62.40
June 30, 2004	8.01	.13(d)	2.44	2.57	(.16)	(.16)	—(g)	10.42	32.29	13,307	1.20(d)	1.28(d)	71.43
June 30, 2003	8.79	.12	(.78)	(.66)	(.12)	(.12)	—	8.01	(7.37)	8,290	1.16	1.61	66.54
June 30, 2002	9.39	.11	(.67)	(.56)	(.04)	(.04)	—	8.79	(5.91)	8,111	1.09	1.43	142.72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42                                                                                                                                                                                                  43

Financial highlights (Continued)

* Not annualized.

† Commencement of operations.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	6/30/06	6/30/05	6/30/04

Class A	0.04%	0.05%	0.01%

Class B	0.04	0.05	0.01

Class C	0.04	0.05	0.01

Class M	0.04	0.05	0.01

Class R	0.04	0.05	0.01

Class Y	0.04	0.05	0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006 (Note 6).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounts to less than $0.01 and 0.01% of average net assets (Note 6).

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44

Notes to financial statements 6/30/06

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that are believed to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such

45

exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar

46

equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At June 30, 2006, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and on foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2006, the fund reclassified $2,263,926 to increase undistributed net investment income and $2,263,926 to decrease accumulated net realized gains.

47

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2006:

Unrealized appreciation	$125,010,393
Unrealized depreciation	(24,533,460)
————---———————
Net unrealized appreciation	100,476,933
Undistributed ordinary income	16,931,894
Undistributed long-term-gain	49,059,020
Cost for federal income
tax purposes	$764,595,235

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended June 30, 2006, Putnam Management waived $314,114 of its management fee from the fund.

For the year ended June 30, 2006, Putnam Management has assumed $10,394 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2006, the fund incurred $3,021,955 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a

48

portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, June 30, 2006, the fund’s expenses were reduced by $266,751 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $395, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $95,925 and $1,459 from the sale of class A and class M shares, respectively, and received $137,892 and $803 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2006, Putnam Retail Management, acting as underwriter received $1,153 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $743,396,193 and $740,282,109, respectively. There were no purchases or sales of U.S. government securities.

49

Note 4: Capital shares

At June 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 6/30/06:
Shares sold	14,387,139	$ 196,723,891

Shares issued
in connection
with reinvestment
of distributions	420,868	5,648,116

	14,808,007	202,372,007

Shares
repurchased	(8,358,408)	(112,212,694)

Net increase	6,449,599	$ 90,159,313

Year ended 6/30/05:
Shares sold	13,037,698	$ 148,505,294

Shares issued
in connection
with reinvestment
of distributions	226,026	2,617,442

	13,263,724	151,122,736

Shares
repurchased	(7,750,545)	(86,990,662)

Net increase	5,513,179	$ 64,132,074

CLASS B	Shares	Amount

Year ended 6/30/06:
Shares sold	2,223,566	$ 30,051,596

Shares issued
in connection
with reinvestment
of distributions	44,908	594,187

	2,268,474	30,645,783

Shares
repurchased	(8,834,727)	(116,870,199)

Net decrease	(6,566,253)	$ (86,224,416)

Year ended 6/30/05:
Shares sold	3,855,755	$ 42,758,545

Shares issued
in connection
with reinvestment
of distributions	43,118	491,546

	3,898,873	43,250,091

Shares
repurchased	(9,580,799)	(106,323,405)

Net decrease	(5,681,926)	$ (63,073,314)

CLASS C	Shares	Amount
Year ended 6/30/06:
Shares sold	577,744	$ 7,888,246

Shares issued
in connection
with reinvestment
of distributions	9,126	121,743

	586,870	8,009,989

Shares
repurchased	(494,466)	(6,634,490)

Net increase	92,404	$ 1,375,499

Year ended 6/30/05:
Shares sold	662,047	$ 7,513,737

Shares issued
in connection
with reinvestment
of distributions	4,255	48,975

	666,302	7,562,712

Shares
repurchased	(531,269)	(5,927,227)

Net increase	135,033	$ 1,635,485

50

CLASS M	Shares	Amount

Year ended 6/30/06:
Shares sold	176,335	$ 2,424,196

Shares issued
in connection
with reinvestment
of distributions	8,050	107,791

	184,385	2,531,987

Shares
repurchased	(265,419)	(3,569,552)

Net decrease	(81,034)	$ (1,037,565)

Year ended 6/30/05:
Shares sold	269,127	$ 2,972,437

Shares issued
in connection
with reinvestment
of distributions	5,157	59,507

	274,284	3,031,944

Shares
repurchased	(377,656)	(4,198,991)

Net decrease	(103,372)	$ (1,167,047)

CLASS R	Shares	Amount

Year ended 6/30/06:
Shares sold	22,016	$ 300,202

Shares issued
in connection
with reinvestment
of distributions	210	2,805

	22,226	303,007

Shares
repurchased	(3,893)	(50,727)

Net increase	18,333	$ 252,280

Year ended 6/30/05:
Shares sold	11,498	$ 133,011

Shares issued
in connection
with reinvestment
of distributions	16	185

	11,514	133,196

Shares
repurchased	(525)	(6,096)

Net increase	10,989	$ 127,100

CLASS Y	Shares	Amount

Year ended 6/30/06:
Shares sold	389,932	$ 5,323,485

Shares issued
in connection
with reinvestment
of distributions	18,744	252,305

	408,676	5,575,790

Shares
repurchased	(904,590)	(11,807,119)

Net decrease	(495,914)	$ (6,231,329)

Year ended 6/30/05:
Shares sold	1,198,371	$ 13,752,022

Shares issued
in connection
with reinvestment
of distributions	13,866	160,866

	1,212,237	13,912,888

Shares
repurchased	(671,931)	(7,818,219)

Net increase	540,306	$ 6,094,669

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2006, management fees paid were reduced by $7,783 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $273,740 for the year ended June 30, 2006. During the year ended June 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $245,217,348 and $247,991,075, respectively.

51

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $ 73,830 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $106,420 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New Accounting Pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

52

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $49,059,020 as long term capital gain, for its taxable year ended June 30, 2006.

For the period, interest and dividends from foreign countries were $26,137,435 or $0.4400 per share for all classes of shares. Taxes paid to foreign countries were $2,155,690 or $0.0363 per share for all classes of shares.

For its tax year ended June 30, 2006, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable ordinary income as qualified dividends taxed at individual net capital gain rates.

The form 1099 you receive in January 2007 will show the tax status of distributions paid to your account in calendar 2006.

53

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Credit Suisse First Boston, UBS Warburg, Merrill Lynch, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended June 30, 2006.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Cazenove, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, Nomura Securities, and Santander Investment Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

54

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

55

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

56

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

57

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

58

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

59

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

60

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

61

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

62

Tax-free income funds AMT-Free Insured Municipal Fund** Tax Exempt Income Fund Tax Exempt Money Market Fund§ Tax-Free High Yield Fund

State tax-free income funds: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios: Asset Allocation: Balanced Portfolio Asset Allocation: Conservative Portfolio Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversification
among stocks, bonds, and money market
instruments and adjust to become more
conservative over time based on a target date
for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

63

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer, Compliance
Liaison and Principal
Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

64

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN024 235756 8/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2006	$57,379*	$--	$7,823	$ -

June 30, 2005	$59,944*	$--	$8,873	$385

* Includes fees of $764 and $686 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2006 and June 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2006 and June 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $267,498 and $199,582 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
June 30,
2006	$ -	$ 138,160	$ -	$ -
June

30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2006

Date of reporting period: July 1, 2005—June 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Growth Fund

6|30|06

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Small Cap Growth

Fund

6 | 30 | 06
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	57
Brokerage commissions	58
About the Trustees	59
Officers	65

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Over the last two months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets in May and June as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the first four months of 2006.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. These higher rates are bringing business borrowing costs closer to the rate of return available from investments. At some point, this could mean that economic growth may, indeed, slow somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

We believe the recent correction has brought valuations back to attractive levels and created opportunities in a wide array of markets and sectors. You can be assured that the investment professionals managing your fund are working to take advantage of these opportunities as they arise. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, who has been an independent Trustee of the Putnam funds since 1997. We thank him for his service. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Small Cap Growth Fund: seeking companies
with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The goal of the fund’s management team is to uncover small companies that have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to get capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. For smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house

Putnam Small Cap Growth Fund holdings have
spanned many sectors and industries over time.

research, such as that provided by Putnam’s equity analysts, is key to uncovering these diamonds in the rough.

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio management team has worked closely with Putnam’s analysts to uncover opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, the team uses a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.

Highlights

* For the 12 months ended June 30, 2006, Putnam Small Cap Growth Fund’s class A shares returned 10.17% without sales charges.

* The fund’s primary benchmark, the Russell 2000 Growth Index, returned 14.58% for the period. Its secondary benchmark, the Russell 2500 Growth Index, returned 14.62% .

* The average return for the fund’s Lipper category, Small-Cap Growth Funds, was 12.65% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 6/30/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 12/31/97)	16.67%	15.94%	270.94%	251.50%

5 years	4.44	3.32	24.29	17.76

3 years	16.57	14.48	58.40	50.05

1 year	10.17	4.38	10.17	4.38

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

For the 12 months ended June 30, 2006, your fund’s returns at net asset value (NAV, or without sales charges) were generally in line with the broader stock market. While we consider the fund’s absolute returns at NAV to be quite respectable, your fund did not perform as well as its benchmarks, the Russell 2000 Growth Index and the Russell 2500 Growth Index, or the average for its Lipper peer group. We attribute this disappointing relative performance primarily to weakness in the fund’s technology and communications services holdings. The fund’s overweight position in the energy sector, as well as our stock selection within this sector, contributed positively to returns for the period.

Market overview

During the fund’s fiscal year, stocks delivered solid gains overall, despite significant challenges such as rising interest rates, soaring energy prices, and — late in the period — growing concerns about inflation and slowing economic growth. In the final two months of the period, stocks declined as investors grew increasingly worried that economic growth might weaken if the Fed were to go too far in raising rates. Just before the close of the period, in late June, the Fed raised short-term interest rates for the 17th consecutive time. Despite the challenges of those last two months, the fiscal year was marked by several highlights. For example, in the  first calendar quarter of 2006, the S&P 500 Index delivered its strongest first-quarter gain since 1999. In fact, by April, several major market indexes had begun to approach multi-year highs.

While energy prices and interest rates remained a concern, investors were also cheered by many positive economic trends. Job creation improved, the economy continued to expand, inflation remained contained, and corporate profits were generally solid. For the period, stocks of small growth companies outperformed their large-cap growth counterparts. Among small-company stocks, growth performed in line with value.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process to pursue returns that are expected to exceed results for the fund’s benchmark. Although top-down macroeconomic, market, and sector analysis is part of our process, it is secondary to our stock-picking focus. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows. We examine each company’s financials, including its sales and earnings, and target those believed to offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those whose valuations we find attractive relative to the company’s long-term potential. Once we select a stock for the portfolio, it is regularly reassessed by members of our team to ensure that it continues to meet our criteria. When a stock reaches what we believe to be its fair value, we reduce or eliminate the fund’s position in that stock and reinvest the proceeds in securities that we believe have greater potential for long-term appreciation.

Your fund’s holdings

One of the top-performing stocks in your fund’s portfolio for the period was that of WESCO International, a distributor of electrical supplies and equipment. The company has benefited from strong demand, particularly at construction

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 6/30/06.

Equities

Russell 2000 Growth Index (small-company growth stocks)	14.58%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	14.62%

Russell 2000 Value Index (small-company value stocks)	14.61%

S&P 500 Index (broad stock market)	8.63%

Bonds

Lehman Aggregate Bond Index (broad bond market)	–0.81%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–1.16%

Citigroup World Government Bond Index (global government bonds)	–0.36%

sites nationwide. The stock of Hub Group, a trucking and freight transportation management company, was also a portfolio highlight during the fund’s fiscal year. The stock rose considerably, due in part to the company’s expertise in logistics —helping businesses coordinate and track the shipping of their freight. Also making a positive contribution to fund returns was Myogen, a biotechnology company that specializes in the treatment of cardiovascular diseases. The stock advanced after the company reported successful late-stage trials of Ambrisentan, its new treatment for pulmonary arterial hypertension, a potentially fatal lung disease. In the energy sector, fund holding Frontier Oil was a notable standout. This company, which operates refineries in Cheyenne, Wyoming, and El Dorado, Kansas, has benefited from positive supply-and-demand fundamentals in the Midwest.

One of the greatest detractors from fund performance for the period was Escala Group, which specializes in auctioning and merchandising collectibles such as rare stamps, memorabilia, and fine art. The company’s stock declined in the wake of a fraud investigation of its parent company, Spanish auction house Afinsa Biene Tangibles. By the close of the period, we had eliminated the position. Another disappointing fund holding was Salix Pharmaceuticals, which develops prescription drugs

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

used to treat gastrointestinal diseases. The stock declined due to the company’s decision to increase expenses in order to expedite clinical trials already in progress. Two other stocks whose declines dampened fund results were Clean Harbors, which provides environmental and hazardous waste management services, and Chattem, a manufacturer of over-the-counter health-care products, toiletries, and dietary supplements. By the close of the period, we had sold Clean Harbors from the portfolio. We maintained the fund’s positions in Salix and Chattem, as we believe they continue to offer long-term growth potential.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 6/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Frontier Oil Corp. (1.3%)	Oil & gas

Salix Pharmaceuticals, Ltd. (1.3%)	Pharmaceuticals

Pantry, Inc. (The) (1.2%)	Retail

WESCO International, Inc. (1.2%)	Electrical equipment

Pioneer Cos., Inc. (1.1%)	Chemicals

World Acceptance Corp. (1.0%)	Consumer finance

ON Semiconductor Corp. (1.0%)	Technology

Komag, Inc. (0.9%)	Electronics

Hub Group, Inc. Class A (0.9%)	Transportation services

Hologic, Inc. (0.9%)	Medical technology

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the fund’s fiscal year came to a close, investors continued to pay close attention to energy prices, and had grown increasingly concerned about the possibility of rising inflation and slowing economic growth. Uncertainty in the financial markets centered on the intentions of the new Fed Chairman Benjamin Bernanke, and whether, in seeking to contain inflation, the Fed might go too far with its rate increases and harm the economy. Despite these worries, however, there was also cause for optimism, including continued economic expansion, low unemployment, relatively low inflation, and generally strong corporate profits.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. We believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, we will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	270.94%	251.50%	248.19%	248.19%	248.03%	248.03%	255.79%	244.29%	263.18%	273.29%
Annual average	16.67	15.94	15.81	15.81	15.80	15.80	16.10	15.66	16.38	16.76

5 years	24.29	17.76	19.78	17.78	19.73	19.73	21.31	17.34	22.80	25.08
Annual average	4.44	3.32	3.68	3.33	3.67	3.67	3.94	3.25	4.19	4.58

3 years	58.40	50.05	54.95	51.95	54.88	54.88	56.07	51.00	57.26	59.40
Annual average	16.57	14.48	15.72	14.97	15.70	15.70	16.00	14.73	16.29	16.81

1 year	10.17	4.38	9.36	4.36	9.31	8.31	9.61	6.03	9.92	10.46

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 12/31/97 to 6/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $34,819 and $34,803, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $34,429 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $36,318 and $37,329, respectively. See first page of performance section for performance calculation method.

Comparative index returns
For periods ended 6/30/06

	Russell 2000	Russell 2500	Lipper Small-Cap Growth
	Growth Index	Growth Index	Funds category average *

Life of fund	35.13%	63.79%	82.20%
Annual average	3.61	5.98	6.57

5 years	18.70	23.95	20.20
Annual average	3.49	4.39	3.26

3 years	57.19	60.27	52.17
Annual average	16.27	17.03	14.88

1 year	14.58	14.62	12.65

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 6/30/06, there were 533, 454, 360, and 195 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 6/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term	$1.278		$1.278	$1.278	$1.278		$1.278	$1.278

Short-term	—		—	—	—		—	—

Total	$1.278		$1.278	$1.278	$1.278		$1.278	$1.278

Share value:	NAV POP		NAV	NAV	NAV POP		NAV	NAV

6/30/05	$21.65	$22.85	$21.12	$21.12	$21.31	$22.03	$21.57	$21.73

6/30/06	22.58	23.83	21.83	21.82	22.09	22.83	22.44	22.73

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from January 1, 2006, to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.71	$ 11.44	$ 11.43	$ 10.20	$ 8.95	$ 6.46

Ending value (after expenses)	$1,018.00	$1,014.40	$1,013.90	$1,015.60	$1,016.80	$1,019.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2006, use the calculation method below. To find the value of your investment on January 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.70	$ 11.43	$ 11.43	$ 10.19	$ 8.95	$ 6.46

Ending value (after expenses)	$1,017.16	$1,013.44	$1,013.44	$1,014.68	$1,015.92	$1,018.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Average annualized expense
ratio for Lipper peer group†	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Small Cap Growth Fund	112%	92%	87%	103%	135%

Lipper Small-Cap Growth
Funds category average	123%	131%	106%	142%	153%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 6/30/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader and Anthony Sutton is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

Trustee and Putnam employee fund ownership

As of June 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 354,000	$ 87,000,000

Putnam employees	$10,057,000	$421,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $800,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended June 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*

Chief Technology Officer	2005							*

Joshua Brooks	2006							*

Deputy Head of Investments	2005							*

William Connolly	2006							*

Head of Retail Management	N/A

Kevin Cronin	2006							*

Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*

President and CEO	2005							*

Amrit Kanwal	2006						*

Chief Financial Officer	2005						*

Steven Krichmar	2006						*

Chief of Operations	2005							*

Francis McNamara, III	2006							*

General Counsel	2005							*

Richard Robie, III	2006						*

Chief Administrative Officer	2005						*

Edward Shadek	2006							*

Deputy Head of Investments	2005							*

Sandra Whiston	2006						*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 6/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 69th percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom Lipper peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

51st	13th	18th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 538, 455, and 368 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the one- and five-year periods ended June 30, 2006 , were 65% and 40%, respectively. Over the one- and five-year periods ended June 30, 2006, the fund ranked 342nd out of 533 and 143rd out of 360 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2006

The fund’s portfolio 6/30/06

COMMON STOCKS (99.5%)*
	Shares	Value

Advertising and Marketing Services (1.1%)
aQuantive, Inc. †	72,600	$1,838,958
Digitas, Inc. †	158,700	1,844,094
inVentiv Health, Inc. †	66,000	1,899,480
		5,582,532

Aerospace and Defense (3.0%)
AAR Corp. †	92,100	2,047,383
Argon ST, Inc. †	32,000	852,160
Armor Holdings, Inc. †	44,500	2,439,935
Hexcel Corp. †	48,600	763,506
Innovative Solutions & Support, Inc. †	44,600	627,076
K&F Industries Holdings, Inc. †	165,400	2,932,542
Teledyne Technologies, Inc. †	92,300	3,023,748
United Industrial Corp.	59,200	2,678,800
		15,365,150

Airlines (0.4%)
World Air Holdings, Inc. †	238,300	2,046,997

Banking (4.2%)
Bank of the Ozarks, Inc.	28,500	949,050
Capital Corporation of the West	23,700	758,400
Capitol Bancorp, Ltd.	48,400	1,885,180
Center Financial Corp.	54,400	1,286,016
City Holding Co.	66,500	2,403,310
Columbia Banking Systems, Inc.	29,100	1,087,758
Corus Bankshares, Inc.	108,600	2,843,148
Financial Institutions, Inc.	58,100	1,211,966
First Regional Bancorp †	15,600	1,372,800
First State Bancorp.	22,300	530,294
Placer Sierra Bancshares	42,200	978,618
PremierWest Bancorp	37,275	537,878
State National Bancshares, Inc.	24,800	945,128
Trico Bancshares	93,900	2,570,982
West Coast Bancorp	38,300	1,128,701
Western Alliance Bancorp. †	26,200	911,236
		21,400,465

Biotechnology (4.6%)
Alexion Pharmaceuticals, Inc. †	46,700	1,686,804
Amylin Pharmaceuticals, Inc. †	52,200	2,577,114
Digene Corp. †	75,900	2,940,366
Invitrogen Corp. †	22,700	1,499,789
LifeCell Corp. †	136,000	4,205,120
Medicines Co. †	92,800	1,814,240
MGI Pharma, Inc. †	72,300	1,554,450

COMMON STOCKS (99.5%)* continued

	Shares	Value

Biotechnology continued
Millennium Pharmaceuticals, Inc. †	90,200	$899,294
Molecular Devices Corp. †	65,900	2,013,904
Myogen, Inc. †	70,600	2,047,400
Stratagene Corp.	130,500	805,185
Telik, Inc. †	112,300	1,852,950
		23,896,616

Broadcasting (0.3%)
World Wrestling Entertainment, Inc.	82,800	1,398,492

Building Materials (0.3%)
Genlyte Group, Inc. (The) †	19,176	1,388,918

Chemicals (2.1%)
Airgas, Inc.	67,200	2,503,200
Koppers Holdings, Inc.	83,400	1,667,166
Pioneer Cos., Inc. †	201,200	5,488,736
UAP Holding Corp.	53,900	1,175,559
		10,834,661

Commercial and Consumer Services (2.3%)
Ambassadors Group, Inc.	86,000	2,483,680
Healthcare Services Group, Inc.	134,700	2,821,965
MoneyGram International, Inc.	73,100	2,481,745
Team, Inc. †	33,100	829,155
Watson Wyatt Worldwide, Inc. Class A	89,300	3,138,002
		11,754,547

Communications Equipment (1.1%)
Aware, Inc. †	97,200	552,096
Comtech Telecommunications Corp. †	52,100	1,524,967
Harris Corp.	55,900	2,320,409
Radyne Comstream Corp. †	124,400	1,415,672
		5,813,144

Computers (4.1%)
Agilysys, Inc.	123,299	2,219,382
Anixter International, Inc.	29,700	1,409,562
ANSYS, Inc. †	24,900	1,190,718
Atheros Communications †	123,700	2,345,352
Mentor Graphics Corp. †	249,500	3,238,510
MTS Systems Corp.	57,600	2,275,776
Neoware Systems, Inc. †	44,800	550,592
RealNetworks, Inc. †	316,200	3,383,340
Vasco Data Security Intl. †	147,800	1,234,130
Verint Systems, Inc. †	26,900	785,211
Western Digital Corp. †	116,362	2,305,131
		20,937,704

COMMON STOCKS (99.5%)* continued

	Shares	Value

Construction (0.4%)
Eagle Materials, Inc.	46,300	$2,199,250

Consumer Cyclicals (0.2%)
Blue Nile, Inc. †	26,900	865,104

Consumer Finance (1.7%)
AmeriCredit Corp. †	107,500	3,001,400
Portfolio Recovery Associates, Inc. †	22,100	1,009,970
World Acceptance Corp. †	140,200	4,979,904
		8,991,274

Consumer Goods (0.8%)
Chattem, Inc. †	137,000	4,160,690

Consumer Services (1.1%)
Digital Insight Corp. †	48,300	1,656,207
Labor Ready, Inc. †	91,400	2,070,210
Stamps.com, Inc. †	69,200	1,925,144
		5,651,561

Distribution (0.8%)
LKQ Corp. †	65,300	1,240,700
MWI Veterinary Supply, Inc. †	73,292	2,670,028
		3,910,728

Electric Utilities (0.5%)
Pike Electric Corp. †	144,000	2,773,440

Electrical Equipment (3.3%)
American Science & Engineering, Inc. †	79,000	4,575,680
LoJack Corp. †	100,700	1,899,202
Napco Security Systems, Inc. †	149,250	1,450,710
Rofin-Sinar Technologies, Inc. †	33,100	1,902,257
Superior Essex, Inc. †	34,200	1,023,606
WESCO International, Inc. †	90,100	6,216,900
		17,068,355

Electronics (5.0%)
Ansoft Corp. †	188,500	3,860,480
Axsys Technologies, Inc. †	45,400	684,178
CTS Corp.	185,600	2,763,584
Cypress Semiconductor Corp. †	138,500	2,013,790
Itron, Inc. †	47,800	2,832,628
Komag, Inc. †	103,405	4,775,243
Multi-Fineline Electronix, Inc. †	33,200	1,101,908
Netlogic Microsystems, Inc. †	38,400	1,238,400
RF Micro Devices, Inc. †	249,200	1,487,724
Silicon Image, Inc. †	205,000	2,209,900
Supertex, Inc. †	34,500	1,377,930
Zoran Corp. †	64,900	1,579,666
		25,925,431

COMMON STOCKS (99.5%)* continued

	Shares	Value

Energy (5.1%)
Basic Energy Services, Inc. †	39,600	$1,210,572
Cameron International Corp. †	55,100	2,632,127
Core Laboratories NV (Netherlands) †	38,700	2,362,248
Global Industries, Ltd. †	129,500	2,162,650
Grey Wolf, Inc. †	443,700	3,416,490
Helix Energy Solutions Group, Inc. †	80,100	3,232,836
Hercules Offshore, Inc. †	35,600	1,246,000
NATCO Group, Inc. †	71,700	2,882,340
Oceaneering International, Inc. †	20,200	926,170
Pride International, Inc. †	74,600	2,329,758
Superior Energy Services †	66,700	2,261,130
Veritas DGC, Inc. †	30,100	1,552,558
		26,214,879

Energy (Oil Field) (0.2%)
Headwaters, Inc. †	49,300	1,260,108

Entertainment (0.6%)
Speedway Motorsports, Inc.	81,500	3,075,810

Food (0.5%)
Hain Celesial Group, Inc. †	91,900	2,367,344

Forest Products and Packaging (0.9%)
Silgan Holdings, Inc.	66,000	2,442,660
Universal Forest Products, Inc.	31,700	1,988,541
		4,431,201

Health Care Services (6.6%)
AMERIGROUP Corp. †	103,900	3,225,056
AMN Healthcare Services, Inc. †	75,800	1,538,740
Bioenvision, Inc. †	237,700	1,266,941
Brookdale Senior Living, Inc.	41,600	1,861,184
Genesis HealthCare Corp. †	80,800	3,827,496
HealthExtras, Inc. †	70,600	2,133,532
Magellan Health Services, Inc. †	78,300	3,547,773
Molina Healthcare, Inc. †	92,300	3,512,015
Odyssey Healthcare, Inc. †	93,700	1,646,309
Onyx Pharmaceuticals, Inc. †	67,400	1,134,342
Pediatrix Medical Group, Inc. †	22,700	1,028,310
Sierra Health Services, Inc. †	58,000	2,611,740
United Therapeutics Corp. †	64,300	3,714,611
WellCare Health Plans, Inc. †	62,500	3,065,625
		34,113,674

Household Furniture and Appliances (0.8%)
Conn’s, Inc. †	73,300	1,946,115
Select Comfort Corp. †	94,650	2,174,111
		4,120,226

COMMON STOCKS (99.5%)* continued

	Shares	Value

Insurance (0.7%)
FBL Financial Group, Inc. Class A	24,300	$787,320
Safety Insurance Group, Inc.	57,100	2,715,105
		3,502,425

Investment Banking/Brokerage (1.4%)
Calamos Asset Management, Inc. Class A	47,000	1,362,530
GFI Group, Inc. †	46,119	2,488,120
Greenhill & Co., Inc.	26,170	1,590,089
SWS Group, Inc.	72,800	1,755,936
		7,196,675

Lodging/Tourism (0.7%)
Choice Hotels International, Inc.	55,400	3,357,240

Machinery (1.8%)
Applied Industrial Technologies, Inc.	58,050	1,411,196
Astec Industries, Inc. †	48,400	1,651,408
Bucyrus International, Inc. Class A	24,900	1,257,450
Kaydon Corp.	65,200	2,432,612
Wabtec Corp.	71,000	2,655,400
		9,408,066

Manufacturing (1.0%)
IDEX Corp.	28,100	1,326,320
Mobile Mini, Inc. †	66,408	1,943,098
Tredegar Corp.	132,100	2,089,822
		5,359,240

Medical Technology (6.6%)
Adeza Biomedical Corp. †	50,700	710,814
Angiodynamics, Inc. †	42,000	1,136,100
Atherogenics, Inc. †	143,900	1,877,895
Candela Corp. †	170,800	2,708,888
DJ Orthopedics, Inc. †	38,700	1,425,321
Hologic, Inc. †	94,013	4,640,482
Immucor, Inc. †	62,400	1,199,952
Intuitive Surgical, Inc. †	17,800	2,099,866
Kinetic Concepts, Inc. †	56,000	2,472,400
Meridian Bioscience, Inc.	86,000	2,145,700
Millipore Corp. †	28,700	1,807,813
NxStage Medical, Inc. †	102,400	893,952
OraSure Technologies, Inc. †	143,500	1,366,120
Palomar Medical Technologies, Inc. †	48,800	2,226,744
PSS World Medical, Inc. †	89,900	1,586,735
Techne Corp. †	34,700	1,766,924
Volcano Corp. †	147,800	1,337,590
Zoll Medical Corp. †	76,500	2,506,140
		33,909,436

COMMON STOCKS (99.5%)* continued

	Shares	Value

Metals (1.6%)
AK Steel Holding Corp. †	74,100	$1,024,803
Gibraltar Industries, Inc.	43,400	1,258,600
Quanex Corp.	59,400	2,558,358
RBC Bearings, Inc. †	59,800	1,357,460
Steel Dynamics, Inc.	15,585	1,024,558
Steel Technologies, Inc.	58,700	1,141,128
		8,364,907

Office Equipment & Supplies (0.5%)
Global Imaging Systems, Inc. †	68,100	2,811,168

Oil & Gas (4.4%)
Frontier Oil Corp.	212,000	6,868,800
Holly Corp.	56,600	2,728,120
KCS Energy, Inc. †	80,000	2,376,000
Petroleum Development Corp. †	64,100	2,416,570
Pioneer Drilling Co. †	158,700	2,450,328
Tesoro Corp.	36,600	2,721,576
Todco Class A	32,600	1,331,710
Universal Compression Holdings, Inc. †	31,000	1,952,070
		22,845,174

Pharmaceuticals (2.5%)
Alkermes, Inc. †	86,400	1,634,688
Cephalon, Inc. †	31,300	1,881,130
Endo Pharmaceuticals Holdings, Inc. †	64,200	2,117,316
Penwest Pharmaceuticals Co. †	38,300	836,089
Salix Pharmaceuticals, Ltd. †	530,752	6,528,250
		12,997,473

Real Estate (0.8%)
Global Signal, Inc. (R)	26,500	1,227,480
LaSalle Hotel Properties (R)	57,900	2,680,770
		3,908,250

Restaurants (1.9%)
Buffalo Wild Wings, Inc. †	63,800	2,444,178
Domino’s Pizza, Inc.	64,700	1,600,678
McCormick & Schmick’s Seafood Restaurants, Inc. †	90,100	2,144,380
Morton’s Restaurant Group, Inc. †	95,860	1,468,575
Papa John’s International, Inc. †	68,700	2,280,840
		9,938,651

Retail (7.3%)
American Eagle Outfitters, Inc.	80,300	2,733,412
Big Lots, Inc. †	184,300	3,147,844
Buckle, Inc. (The)	28,800	1,205,856
Cash America International, Inc.	80,500	2,576,000

COMMON STOCKS (99.5%)* continued

	Shares	Value

Retail continued
Cato Corp. (The) Class A	128,600	$3,324,310
Coldwater Creek, Inc. †	39,800	1,065,048
Dress Barn, Inc. †	127,100	3,221,985
Guess ?, Inc. †	74,300	3,102,025
J Crew Group, Inc. †	13,640	374,418
Longs Drug Stores, Inc.	56,500	2,577,530
Pantry, Inc. (The) †	110,900	6,381,186
Priceline.com, Inc. †	69,100	2,063,326
Under Armour, Inc. Class A †	49,100	2,092,642
Wild Oats Markets, Inc. †	26,200	513,520
Wolverine World Wide, Inc.	59,200	1,381,136
Zumiez, Inc. †	49,300	1,852,200
		37,612,438

Schools (0.4%)
Bright Horizons Family Solutions, Inc. †	51,499	1,940,997

Semiconductor (3.8%)
Advanced Energy Industries, Inc. †	107,200	1,419,328
AMIS Holdings, Inc. †	249,600	2,496,000
Cymer, Inc. †	44,200	2,053,532
Lam Research Corp. †	53,800	2,508,156
Mattson Technology, Inc. †	318,000	3,106,860
Micrel, Inc. †	189,800	1,899,898
Nextest Systems Corp. †	58,490	948,123
Novellus Systems, Inc. †	88,700	2,190,890
Photronics, Inc. †	81,200	1,201,760
Standard Microsystems Corp. †	69,300	1,512,819
		19,337,366

Shipping (0.4%)
Kirby Corp. †	52,400	2,069,800

Software (2.0%)
Aspen Technology, Inc. †	109,400	1,435,328
Blackboard, Inc. †	154,300	4,468,528
MicroStrategy, Inc. †	43,400	4,232,368
		10,136,224

Staffing (1.4%)
Administaff, Inc.	63,600	2,277,516
Kenexa Corp. †	40,900	1,302,665
Kforce, Inc. †	129,900	2,012,151
Korn/Ferry International †	90,800	1,778,772
		7,371,104

Technology (1.0%)
ON Semiconductor Corp. †	834,100	4,904,508

COMMON STOCKS (99.5%)* continued

	Shares	Value

Technology Services (3.4%)
Acxiom Corp.	103,500	$2,587,500
CSG Systems International, Inc. †	137,100	3,391,854
FileNET Corp. †	88,000	2,369,840
Global Payments, Inc.	68,400	3,320,820
IHS, Inc. Class A †	68,900	2,041,507
Sykes Enterprises, Inc. †	154,200	2,491,872
Trizetto Group †	88,900	1,314,831
		17,518,224

Telecommunications (1.4%)
Brightpoint, Inc. †	93,000	1,258,290
Essex Corp. †	85,400	1,573,068
j2 Global Communications, Inc. †	61,200	1,910,664
Nice Systems, Ltd. ADR (Israel) †	92,600	2,605,764
		7,347,786

Textiles (0.5%)
Gymboree Corp. (The) †	70,100	2,436,676

Toys (0.2%)
Jakks Pacific, Inc. †	54,000	1,084,860

Transportation (0.6%)
Hornbeck Offshore Services, Inc. †	85,900	3,051,168

Transportation Services (1.2%)
Dynamex, Inc. †	62,700	1,367,487
Hub Group, Inc. Class A †	192,800	4,729,384
		6,096,871

Total common stocks (cost $452,135,516)		$512,055,028

SHORT-TERM INVESTMENTS (0.9%)* (cost $4,775,186)

	Shares	Value

Putnam Prime Money Market Fund (e)	4,775,186	$4,775,186

TOTAL INVESTMENTS

Total investments (cost $456,910,702)		$516,830,214

* Percentages indicated are based on net assets of $514,851,284.
† Non-income-producing security.

(R) Real Estate Investment Trust.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund. At June 30, 2006, liquid assets totaling $1,146,396 have been designated as collateral for open written options.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 6/30/06 (premiums received $22,305)
	Contract	Expiration date/
	amount	strike price	Value

Lam Research Corp. (Call)	$ 5,400	Jul-06 / $46.88	$ 7,950
Oceaneering International, Inc. (Call)	20,200	Jul-06 / $44.22	40,758

Total			$48,708

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $452,135,516)	$512,055,028
Affiliated issuers (identified cost $4,775,186) (Note 5)	4,775,186

Dividends, interest and other receivables	193,938

Receivable for shares of the fund sold	1,177,243

Receivable for securities sold	6,041,980

Total assets	524,243,375

LIABILITIES

Payable to the subcustodian (Note 2)	299,612

Payable for securities purchased	6,384,490

Payable for shares of the fund repurchased	925,482

Payable for compensation of Manager (Notes 2 and 5)	1,138,334

Payable for investor servicing and custodian fees (Note 2)	120,099

Payable for Trustee compensation and expenses (Note 2)	33,892

Payable for administrative services (Note 2)	3,779

Payable for distribution fees (Note 2)	320,983

Written options outstanding, at value (premiums received $22,305) (Note 1)	48,708

Other accrued expenses	116,712

Total liabilities	9,392,091

Net assets	$514,851,284

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$435,594,549

Undistributed net investment income (Note 1)	46,892

Accumulated net realized gain on investments (Note 1)	19,316,734

Net unrealized appreciation of investments	59,893,109

Total — Representing net assets applicable to capital shares outstanding	$514,851,284

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($374,809,806 divided by 16,599,310 shares)	$22.58

Offering price per class A share
(100/94.75 of $22.58)*	$23.83

Net asset value and offering price per class B share
($68,709,502 divided by 3,147,849 shares)**	$21.83

Net asset value and offering price per class C share
($21,677,930 divided by 993,268 shares)**	$21.82

Net asset value and redemption price per class M share
($5,687,677 divided by 257,447 shares)	$22.09

Offering price per class M share
(100/96.75 of $22.09)*	$22.83

Net asset value, offering price and redemption price per class R share
($9,499,897 divided by 423,331 shares)	$22.44

Net asset value, offering price and redemption price per class Y share
($34,466,472 divided by 1,516,018 shares)	$22.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/06

INVESTMENT INCOME

Dividends	$ 2,262,610

Interest (including interest income of $362,560
from investments in affiliated issuers) (Note 5)	365,630

Total investment income	2,628,240

EXPENSES

Compensation of Manager (Note 2)	4,370,357

Investor servicing fees (Note 2)	1,303,853

Custodian fees (Note 2)	172,809

Trustee compensation and expenses (Note 2)	37,559

Administrative services (Note 2)	23,943

Distribution fees — Class A (Note 2)	757,520

Distribution fees — Class B (Note 2)	726,663

Distribution fees — Class C (Note 2)	179,048

Distribution fees — Class M (Note 2)	39,872

Distribution fees — Class R (Note 2)	24,501

Other	298,705

Non-recurring costs (Notes 2 and 6)	5,664

Costs assumed by Manager (Notes 2 and 6)	(5,664)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(555,175)

Total expenses	7,379,655

Expense reduction (Note 2)	(124,232)

Net expenses	7,255,423

Net investment loss	(4,627,183)

Net realized gain on investments (Notes 1 and 3)	32,350,501

Net realized gain on written options (Notes 1 and 3)	73,947

Net unrealized appreciation of investments
and written options during the year	3,169,726

Net gain on investments	35,594,174

Net increase in net assets resulting from operations	$30,966,991

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS
	Year ended	Year ended
	6/30/06	6/30/05

Operations:
Net investment loss	$ (4,627,183)	$ (3,201,287)

Net realized gain on investments	32,424,448	15,228,260

Net unrealized appreciation of investments	3,169,726	15,294,676

Net increase in net assets resulting from operations	30,966,991	27,321,649

Distributions to shareholders: (Note 1)

From net realized long-term gain on investments

Class A	(14,515,104)	(2,686,521)

Class B	(4,038,889)	(1,059,001)

Class C	(917,405)	(195,217)

Class M	(268,576)	(70,566)

Class R	(318,067)	(2,485)

Class Y	(1,747,247)	(173,078)

Redemption fees (Note 1)	2,560	8,731

Increase from capital share transactions (Note 4)	150,049,784	73,111,870

Total increase in net assets	159,214,047	96,255,382

NET ASSETS

Beginning of year	355,637,237	259,381,855

End of year (including undistributed net investment
income of $46,892 and $7,238, respectively)	$514,851,284	$355,637,237

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial	highlights	(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,b)	investments	operations	investments	distributions	fees	of period	value (%)(c)	(in thousands)	assets (%)(a,d)	net assets (%)(a)	(%)

CLASS A
June 30, 2006	$21.65	(.21)(e)	2.42	2.21	(1.28)	(1.28)	—(f )	$22.58	10.17	$374,810	1.54(e)	(.91)(e)	112.19
June 30, 2005	20.03	(.18)(g,h)	2.10	1.92	(.30)	(.30)	—(f )	21.65	9.61	237,324	1.55	(.90)(g,h)	92.37
June 30, 2004	15.27	(.18)	4.94	4.76	—	—	—(f )	20.03	31.17	159,769	1.55	(.99)	86.96
June 30, 2003	14.96	(.16)	.47	.31	—	—	—	15.27	2.07	57,828	1.55	(1.22)	102.76
June 30, 2002	19.46	(.19)	(4.31)	(4.50)	—	—	—	14.96	(23.12)	27,017	1.38	(1.19)	134.73

CLASS B
June 30, 2006	$21.12	(.37)(e)	2.36	1.99	(1.28)	(1.28)	—(f )	$21.83	9.36	$68,710	2.29(e)	(1.67)(e)	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(f )	21.12	8.81	68,758	2.30	(1.68)(g,h)	92.37
June 30, 2004	15.12	(.32)	4.89	4.57	—	—	—(f )	19.69	30.23	67,549	2.30	(1.74)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	22,474	2.30	(1.97)	102.76
June 30, 2002†	17.78	(.07)	(2.78)	(2.85)	—	—	—	14.93	(16.03)*	8,794	.66*	(.58)*	134.73

CLASS C
June 30, 2006	$21.12	(.37)(e)	2.35	1.98	(1.28)	(1.28)	—(f )	$21.82	9.31	$21,678	2.29(e)	(1.66)(e)	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(f )	21.12	8.81	14,148	2.30	(1.66)(g,h)	92.37
June 30, 2004	15.12	(.33)	4.90	4.57	—	—	—(f )	19.69	30.23	12,385	2.30	(1.75)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	4,399	2.30	(1.97)	102.76
June 30, 2002†	17.78	(.07)	(2.78)	(2.85)	—	—	—	14.93	(16.03)*	1,155	.66*	(.58)*	134.73

CLASS M
June 30, 2006	$21.31	(.32)(e)	2.38	2.06	(1.28)	(1.28)	—(f )	$22.09	9.61	$5,688	2.04(e)	(1.42)(e)	112.19
June 30, 2005	19.82	(.28)(g,h)	2.07	1.79	(.30)	(.30)	—(f )	21.31	9.05	5,108	2.05	(1.42)(g,h)	92.37
June 30, 2004	15.18	(.29)	4.93	4.64	—	—	—(f )	19.82	30.57	5,305	2.05	(1.50)	86.96
June 30, 2003	14.94	(.22)	.46	.24	—	—	—	15.18	1.61	2,083	2.05	(1.72)	102.76
June 30, 2002†	17.78	(.06)	(2.78)	(2.84)	—	—	—	14.94	(15.97)*	370	.59*	(.51)*	134.73

CLASS R
June 30, 2006	$21.57	(.27)(e)	2.42	2.15	(1.28)	(1.28)	—(f )	$22.44	9.92	$9,500	1.79(e)	(1.17)(e)	112.19
June 30, 2005	20.01	(.21)(g,h)	2.07	1.86	(.30)	(.30)	—(f )	21.57	9.32	396	1.80	(1.03)(g,h)	92.37
June 30, 2004††	18.58	(.12)	1.55	1.43	—	—	—(f )	20.01	7.70*	19	1.05*	(.72)*	86.96

CLASS Y
June 30, 2006	$21.73	(.15)(e)	2.43	2.28	(1.28)	(1.28)	—(f )	$22.73	10.46	$34,466	1.29(e)	(.67)(e)	112.19
June 30, 2005	20.06	(.13)(g,h)	2.10	1.97	(.30)	(.30)	—(f )	21.73	9.85	29,903	1.30	(.65)(g,h)	92.37
June 30, 2004‡	18.41	(.09)	1.74	1.65	—	—	—(f )	20.06	8.96*	14,355	.86*	(.49)*	86.96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 47

Financial highlights (Continued)

* Not annualized.

† For the period March 18, 2002 (commencement of operations) to June 30, 2002.

††For the period December 1, 2003 (commencement of operations) to June 30, 2004.

‡ For the period November 3, 2003 (commencement of operations) to June 30, 2004.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	6/30/06	6/30/05	6/30/04	6/30/03	6/30/02

Class A	0.12%	0.15%	0.12%	0.56%	0.40%

Class B	0.12	0.15	0.12	0.56	0.24

Class C	0.12	0.15	0.12	0.56	0.24

Class M	0.12	0.15	0.12	0.56	0.24

Class R	0.12	0.15	0.09	N/A	N/A

Class Y	0.12	0.15	0.10	N/A	N/A

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/06

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believe have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, net operating loss, prior year true-up equalization and short-term capital gains adjusted by net operating loss. Reclassifi-cations are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2006, the fund reclassified $4,666,837 to decrease accumulated net investment loss and $2,562,930 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $2,103,907.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2006 were as follows:

Unrealized appreciation	$ 84,504,006
Unrealized depreciation	(25,147,208)
—————————————
Net unrealized appreciation	59,356,798
Undistributed long-term gain	19,926,340
Cost for federal income
tax purposes	$457,473,416

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 1.30% of the fund’s average net assets.

For the year ended June 30, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $518,451 of its management fee from the fund.

For the year ended June 30, 2006, Putnam Management has assumed $5,664 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2006, the fund incurred $1,476,662 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At June 30, 2006, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2006, the fund’s expenses were reduced by $124,232 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $327, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $52,058 and $509 from the sale of class A and class M shares, respectively, and received $87,102 and $1,222 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2006, Putnam Retail Management, acting as underwriter, received $13,549 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $611,047,852 and $484,049,847, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended June 30, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	$ —	$—

Options opened	212,436	150,589
Options exercised	(53,665)	(54,211)
Options expired	(126,885)	(70,881)
Options closed	(6,286)	(3,192)

Written options
outstanding at
end of year	$ 25,600	$ 22,305

Note 4: Capital shares

At June 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 6/30/06:

Shares sold	9,193,778	$213,855,640

Shares issued
in connection
with reinvestment
of distributions	559,245	12,694,861

	9,753,023	226,550,501

Shares
repurchased	(4,116,689)	(94,682,150)

Net increase	5,636,334	$131,868,351

Year ended 6/30/05:
Shares sold	6,671,826	$135,428,174

Shares issued
in connection
with reinvestment
of distributions	122,415	2,565,813

	6,794,241	137,993,987

Shares
repurchased	(3,808,311)	(76,504,629)

Net increase	2,985,930	$ 61,489,358

CLASS B	Shares	Amount

Year ended 6/30/06:
Shares sold	894,019	$20,184,011

Shares issued
in connection
with reinvestment
of distributions	170,330	3,752,375

	1,064,349	23,936,386

Shares
repurchased	(1,172,626)	(26,177,638)

Net decrease	(108,277)	$(2,241,252)

Year ended 6/30/05:
Shares sold	1,291,964	$24,934,538

Shares issued
in connection
with reinvestment
of distributions	48,501	995,719

	1,340,465	25,930,257

Shares
repurchased	(1,514,865)	(29,663,829)

Net decrease	(174,400)	$(3,733,572)

CLASS C	Shares	Amount

Year ended 6/30/06:
Shares sold	455,785	$10,337,592

Shares issued
in connection
with reinvestment
of distributions	35,653	785,441

	491,438	11,123,033

Shares
repurchased	(168,206)	(3,753,927)

Net increase	323,232	$7,369,106

Year ended 6/30/05:
Shares sold	343,783	$6,706,501

Shares issued
in connection
with reinvestment
of distributions	8,834	181,371

	352,617	6,887,872

Shares
repurchased	(311,578)	(6,035,066)

Net increase	41,039	$852,806

CLASS M	Shares	Amount

Year ended 6/30/06:
Shares sold	120,658	$2,754,962

Shares issued
in connection
with reinvestment
of distributions	11,877	264,495

	132,535	3,019,457

Shares
repurchased	(114,849)	(2,546,675)

Net increase	17,686	$472,782

Year ended 6/30/05:
Shares sold	122,536	$2,441,400

Shares issued
in connection
with reinvestment
of distributions	3,236	66,942

	125,772	2,508,342

Shares
repurchased	(153,728)	(2,866,159)

Net decrease	(27,956)	$(357,817)

CLASS R	Shares	Amount

Year ended 6/30/06:
Shares sold	437,290	$10,004,094

Shares issued
in connection
with reinvestment
of distributions	13,455	303,959

	450,745	10,308,053

Shares
repurchased	(45,758)	(1,039,589)

Net increase	404,987	$ 9,268,464

Year ended 6/30/05:
Shares sold	20,331	$407,668

Shares issued
in connection
with reinvestment
of distributions	119	2,485

	20,450	410,153

Shares
repurchased	(3,078)	(62,011)

Net increase	17,372	$348,142

CLASS Y	Shares	Amount

Year ended 6/30/06:
Shares sold	571,456	$13,380,274

Shares issued
in connection
with reinvestment
of distributions	76,566	1,747,247

	648,022	15,127,521

Shares
repurchased	(507,863)	(11,815,188)

Net increase	140,159	$3,312,333

Year ended 6/30/05:
Shares sold	1,045,449	$22,217,521

Shares issued
in connection
with reinvestment
of distributions	8,238	173,078

	1,053,687	22,390,599

Shares
repurchased	(393,470)	(7,877,646)

Net increase	660,217	$14,512,953

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2006, management fees paid were reduced by $11,230 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $362,560 for the year ended June 30, 2006. During the year ended June 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $226,858,449 and $227,375,936, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $18,645 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $25,494 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $30,415,114 as long term capital gain, for its taxable year ended June 30, 2006.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended June 30, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Credit Suisse First Boston, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 35% of the total brokerage commissions paid for the year ended June 30, 2006.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam
family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Charles A. Ruys de Perez
	George Putnam, III	Vice President and
Marketing Services	President	Chief Compliance Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer, Compliance	BSA Compliance Officer
Custodian	Liaison and Principal
Putnam Fiduciary	Executive Officer	Judith Cohen
Trust Company		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Senior Vice President
Ropes & Gray LLP	and Treasurer	Wanda M. McManus
Vice President, Senior Associate
Independent Registered	Steven D. Krichmar	Treasurer and Assistant Clerk
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer
John A. Hill, Chairman	Assistant Treasurer and	and Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Robert E. Patterson
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN076 235754 8/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2006	$50,867*	$--	$3,597	$ -

June 30, 2005	$41,779*	$--	$3,275	$188

* Includes fees of $436 and $290 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2006 and June 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2006 and June 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $263,272 and $193,788 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30,
2006	$ -	$ 138,160	$ -	$ -

June

30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: August 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2006